SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

                                 SYNTHEMED, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 SYNTHEMED, INC.
                                   PO Box 219
                             Little Silver, NJ 07739


                  Notice of 2006 Annual Meeting of Stockholders
                      to be held on Tuesday April 25, 2006


      Notice is hereby given that the Annual Meeting of Stockholders of SYNTHEMED, INC., a Delaware corporation (the "Company"), will be held at the offices of Eisner LLP, 750 Third Avenue, New York, NY 10117 on Tuesday April 25, 2006, at 9:00 a.m. local time (the "Meeting") for the following purposes:

      1. To approve an amendment to the Company's Restated Certificate of Incorporation and By-laws providing for the classification of the Company's Board of Directors into three classes of directors with staggered terms of office, and requiring a two-thirds super-majority stockholder vote for any subsequent amendments thereto, unless approved by at least two-thirds of the directors (the "Board Classification Proposal");

      2. To elect six individuals to the Company's board of directors for terms of one to three years if Proposal No. 1 is approved, or to elect the same persons as directors for one-year terms if Proposal No. 1 is not approved;

      3. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 (the "Authorized Share Increase Proposal");

      4. To approve the Company's 2006 Stock Option Plan (the "2006 Plan Proposal");

      5.    To  ratify  the   appointment  of  Eisner  LLP  as  the  independent
            registered public accounting firm of the Company; and

      6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The close of business on February 24, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A complete list of those stockholders will be open to examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's offices for a period of 10 days prior to the Meeting. The stock transfer books of the Company will not be closed.

      All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                       By the order of the Board of Directors,


                                       Richard L. Franklin, MD
                                       Chairman

Little Silver, New Jersey
Dated: March 10, 2006

                                 SYNTHEMED, INC.
                                   PO Box 219
                             Little Silver, NJ 07739


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SyntheMed, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders to be held at the offices of Eisner LLP, 750 Third Avenue, New York, NY 10117 on Tuesday, April 25, 2006 at 9:00 a.m., local time, and for any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given.

      If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement, for the Board Classification Proposal, for the election of the nominees set forth under the caption "Election of Directors", for the Authorized Share Increase Proposal, for the 2006 Plan Proposal and for the ratification of the appointment of Eisner LLP as the independent registered public accounting firm for the Company.

      The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to holders of the Company's Common Stock, par value $.001 per share (the "Common Stock") is March 21, 2006.

      The cost of solicitation of proxies will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone or by other electronic means. Upon request, the Company will reimburse brokers, dealers, bankers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners.

      Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Meeting.

                                     VOTING

      Only holders of shares of Common Stock of record as at the close of business on the Record Date are entitled to vote at the Meeting. The Record Date for the Meeting is February 24, 2006. On the Record Date there were issued and outstanding 66,596,447 of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. The presence in person or by proxy of the holders of a majority of the Common Stock outstanding on the Record Date shall constitute a quorum for the purposes of the Meeting. The stockholders vote at the Meeting by casting ballots (in person or by proxy) which will be tabulated by a person appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. Abstentions and broker non-votes are included in the determination of the number of shares of Common Stock present at the Meeting for quorum purposes. Abstentions are counted in the tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted in the tabulation of votes cast on such proposals.

Required Votes

      The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting is necessary to elect the nominees as directors. Stockholders may vote "FOR" any or all nominees or may "Withhold Authority" to vote for the nominees. Abstentions and broker non-votes will have no effect on the voting outcome with respect to the election of directors.

      The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is necessary to approve the Board Classification Proposal and Share Increase Proposal. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting is necessary to approve the 2006 Plan Proposal and ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company. Stockholders may vote "FOR", "AGAINST" or "ABSTAIN" with respect to each of these proposals. Abstentions will have the same effect as a vote "AGAINST" each of these proposals. Broker non-votes will have the same effect as a vote "AGAINST" the Board Classification Proposal and Share Increase Proposal and will have no effect on the voting outcome of the proposals to approve the 2006 Plan and ratify the appointment of the independent registered public accounting firm.

                                 PROPOSAL NO. 1
                      CLASSIFICATION OF BOARD OF DIRECTORS

      The Company's Board of Directors has unanimously approved and recommends that stockholders approve an amendment to the Company's Restated Certificate of Incorporation and By-laws providing for the classification of the Company's Board of Directors into three classes of directors with staggered terms of office, and requiring the affirmative vote of two-thirds of the outstanding stock entitled to vote in the annual election of directors for any subsequent amendments thereto, unless approved by at least two-thirds of the directors of the Company. If the proposal is approved, the Company's Restated Certificate of Incorporation and By-laws will be amended as set forth on Appendix A attached to this Proxy Statement.

Description of Proposal

      The Company's Restated Certificate of Incorporation and By-laws currently provide for one class of directors, each of whom serves a one-year term expiring at the next annual meeting of stockholders following their election. Delaware law permits provisions in a company's certificate of incorporation or by-laws approved by stockholders that provide for a classified board of directors. If the Board Classification Proposal is approved, the Company's Board of Directors will be divided into three classes based on their terms of office: Class I, Class II and Class III. Each of these classes will be as nearly equal in number of directors as possible. Each director will serve for a term ending on the third annual meeting of stockholders following the annual meeting at which that director was elected. However, the directors first designated as Class I directors will serve for a term expiring at the 2007 annual meeting of stockholders and the directors first designated as Class II directors will serve for a term expiring at the 2008 annual meeting of stockholders. Vacancies may be filled by the Board of Directors, and the term of office of any director elected by the Board to fill a vacancy shall continue for the duration of the term for that class. See Proposal No. 2 Election of Directors below for the directors comprising the initial members of each class.

      This proposal is designed to assure continuity and stability in the Company's Board of Directors' leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders. While the Company has not experienced such continuity problems in the past, the Company's Board of Directors wishes to ensure that this experience will continue.

      The Company's Board of Directors also believes that the classified board proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company by making an attempted takeover of the Company on terms not approved by the Board more difficult. The proposal is not, however, in response to any effort of which the Company is aware to accumulate the Company's Common Stock or to obtain control of the Company. While the Company's Board of Directors has no present intention to adopt or submit for stockholder approval other measures that could have the effect of discouraging unsolicited takeover attempts, it reserves the right to do so in the future. Other provisions that the Company has adopted that can be viewed as having an "anti-takeover" effect include blank check preferred stock, elimination of the ability of stockholders to call a special meeting and a super-majority voting requirement for director-adopted amendments to the By-laws.

      The Board Classification Proposal includes a provision requiring the affirmative vote of holders of at least two-thirds of the outstanding stock entitled to vote in the annual election of directors for any subsequent amendments thereto, unless approved by at least two-thirds of the directors of the Company. This provision is designed to make it more difficult for shareholders to declassify the Board of Directors against the Board's wishes or otherwise take action inconsistent with the Board Classification Proposal.

      Some practical effects that will result from approval of the Classified Board Proposal are the following:

      o It will take at least two annual meetings of stockholders, instead of one, to elect a majority of the Company's Board of Directors. This delay ensures that our directors, if confronted by a stockholder attempting to force a proxy contest, a tender offer or exchange offer, or an extraordinary corporate transaction, would have sufficient time to review the proposal and any available alternatives before they act in what they believe to be the best interests of the stockholders. However, even if a change in the composition of the Board would be beneficial to us and our stockholders, it will take at least two annual meetings of stockholders to make this change.

      o A classified board may discourage third-party proxy contests, tender offers or attempts to obtain control of the Company. This will happen even if an attempt might be beneficial to the Company and its stockholders. Therefore, there is an increased likelihood that incumbent directors will retain their positions.

      o A classified board may discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to take control of the Board. This could reduce the likelihood of fluctuations in the market price of the common stock that might result from accumulations of large blocks of stock. Stockholders therefore might not have opportunities to sell their shares of common stock at the higher market price that an accumulation of stock could create.

      o A classified board will eliminate the stockholders' existing right to remove directors "at-will" prior to the expiration of their terms of service. Under Delaware law, stockholders of a company with a classified board of directors may remove a director only "for cause" unless the company's certificate of incorporation provides otherwise.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

Information Concerning Nominees

      At the Meeting, six directors will be elected by the stockholders. If Proposal No. 1 is adopted, six directors will be elected for the terms set forth below under "Classification of Directors". If Proposal No. 1 is not adopted, six directors will be elected to hold office until the Company's next annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of the Company. The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by management.

      The following table sets forth the names of the nominees and certain information with regard to each nominee:

                                           Held             Position with
       Name of Nominee           Age    Office Since           Company
       ---------------           ---    ------------           -------
David G. P. Allan                64     June 2003           Director
Edward A. Celano                 67     November 1996       Director
Barry R. Frankel                 55     June 2003           Director
Richard L. Franklin, MD          60     December 2000       Chairman
Robert P. Hickey                 60     May 1996            President, CEO, CFO and Director
Walter R. Maupay, Jr.            66     July 1996           Director

Nominees for Election at the Meeting

      David G. P. Allan has served as a director of the Company since June 2003. Since February 1998, Mr. Allan has been Chairman & CEO of YM BioSciences, Inc., a publicly traded, Toronto-based life sciences company focused on cancer therapy. From March 1992 to January 1998, Mr. Allan served as Executive Director of Yorkton Securities Inc., an investment banking firm. From February 1987 to February 1992, Mr. Allan served as a Director of Loewen, Ondatjee McCutcheon, Inc., an investment banking firm.

      Edward A. Celano has served as a director of the Company since November 1996. Since January 2005, Mr. Celano has served as Senior Managing Director of Walter & Samuels Capital Corporation, Inc., a real estate investment firm. From February 2001 to December 2003, Mr. Celano served as Managing Director of the Corporate Finance Group of M. R. Weiser & Co., LLP, an investment banking firm. From May 1996 to January 2001, Mr. Celano served as an executive vice president of Atlantic Bank of New York, a commercial bank. From November 1984 to May 1996, Mr. Celano was a senior vice president of NatWest Bank, a commercial bank. Mr. Celano is currently a director of the following publicly traded companies:
Entrade, Inc. and Asta Funding, Inc.

      Barry R. Frankel has served as a director of the Company since June 2003. Since March 1993, Mr. Frankel has served as Managing Partner of The Frankel Group, a life sciences management consulting firm. From October 1982 to February 1993, Mr. Frankel served as President of SJ Weinstein Associates, a healthcare marketing and communications firm. From June 1974 to September 1993, Mr. Frankel served in senior marketing and strategy positions at Pfizer.

      Richard L. Franklin, MD, has served as Chairman of the Board of Directors of the Company since June 2003 and as a director of the Company since December 2000. Since September 2002, Dr. Franklin has been Chairman of DMS Data Systems, an internet-based information services company. From May 1996 to September 2002, Dr. Franklin had been Chief Executive of Phairson, Ltd., a medical product development company. From January 1991 to May 1996, Dr. Franklin was founder and principal of Richard Franklin & Associates and from January 1988 to December 1990, Dr. Franklin was with Boston Capital Group, both of which are consulting firms to the healthcare industry. From July 1986 to December 1987, Dr. Franklin was head of Healthcare Corporate Finance at Tucker Anthony, an investment banking firm.

      Robert P. Hickey has served as Chief Financial Officer of the Company since March 2000, President and Chief Executive Officer of the Company since May 1996 and as a director of the Company since July 1996. From May 1999 to June 2003, Mr. Hickey served as Chairman of the Board of Directors of the Company. From May 1994 until joining the Company, Mr. Hickey was founder and president of Roberts Healthcare Resources, Inc., a company engaged in project consulting to Fortune 500 and leading edge companies in the healthcare industry. From 1975 to 1994, Mr. Hickey served in various positions at Johnson & Johnson. From 1992 to 1994, Mr. Hickey was vice president, marketing and director of Ethicon, Inc., a unit of Johnson & Johnson.

      Walter R. Maupay, Jr. has served as a director of the Company since July 1996. At his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and president of Calgon Vestal Laboratories. From May 1988 to January 1995, Mr. Maupay had been president of Calgon Vestal Laboratories, a division of Merck & Co., Inc. From 1984 to 1988, Mr. Maupay served as vice president of Calgon Vestal Laboratories. Mr. Maupay is currently a director of the following publicly traded companies: Kinsey Nash Corporation, Polymedica, Inc. and Cubist Pharmaceuticals.

Classification of Directors

      If Proposal No. 1 is adopted, directors will be elected at the Annual Meeting to one of three classes of directors, each serving staggered terms. Set forth below is information regarding the director classes to which the foregoing nominees would be elected if Proposal No. 1 is adopted.

                 Class I                                  Class II                                 Class III
  (initial term expiring on the date of     (initial term expiring on the date of    (initial term expiring on the date of
        the 2007 Annual Meeting)                  the 2008 Annual Meeting)                 the 2009 Annual Meeting)
        ------------------------                  ------------------------                 ------------------------
David G.P. Allan                           Edward A. Celano                         Robert P. Hickey
Barry R. Frankel                           Richard L. Franklin, MD.                 Walter R. Maupay, Jr.

General Information Concerning the Board and its Committees

      The Board met five times in the fiscal year ended December 31, 2005. It is the Company's policy that directors who are up for election at the Annual Meeting attend the Annual Meeting. All of the nominees up for election at the 2006 Annual Meeting of Stockholders attended the 2005 Annual Meeting of Stockholders.

      The Delaware General Corporation Law provides that the Board, by resolution adopted by a majority of the entire Board, may designate one or more committees, each of which shall consist of one or more directors. The Board annually elects from its members the Nominating and Corporate Governance Committee, Audit Committee and the Compensation Committee. During the last fiscal year each of the directors then serving attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he served as a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the period for which he served as a director).

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for the establishment and supervision of guidelines and policies in support of the Board relating to Board composition, corporate governance and performance evaluation of the Board and management. The committee, all of whose members are independent within the meaning of the rules of the Nasdaq Stock Market, is composed of Mr. Maupay as Chairman and Messrs. Allan and Frankel. During fiscal 2005, the Nominating and Corporate Governance Committee did not meet separately from the Board but performed its duties in the context of Board meetings. A copy of the committee's charter was included as Appendix A to the Company's proxy statement for its 2005 annual stockholder meeting. The charter is not included on the Company's website.

      Audit Committee. The Audit Committee is composed of three directors, all of whom are independent within the meaning of the rules of the Nasdaq Stock Market. The Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions and selects the independent registered public accounting firm. In addition, the committee monitors the non-audit services of the independent registered public accounting firm. During fiscal 2005, the Audit Committee met two times. In addition, during 2005, the Chairman met with the independent registered public accounting firm to review each of the Company's Form 10-QSB filings. The members of the Audit Committee are Mr. Celano as Chairman Mr. Allan and Dr. Franklin. While each of the members of the Audit Committee is financially literate and has accounting and finance experience, none of such individuals is deemed a "financial expert" within the meaning of Securities and Exchange Commission regulations. Given the limited resources of the Company, and the qualifications of the existing committee members, the Board of Directors has determined not to devote resources at this time to locating a suitable "financial expert" to serve on the Audit Committee. For additional information relating to the Audit Committee, see the Report of Audit Committee on page 11 of this proxy statement.

      Compensation Committee. The Compensation Committee reviews and recommends to the Board remuneration arrangements, compensation plans and approves option grants for the Company's officers, key employees, directors and others. The Compensation Committee is composed of Mr. Frankel as Chairman and Messrs. Celano and Maupay. During fiscal 2005, the Compensation Committee met two times.

      Director Nomination Process. The Nominating and Corporate Governance Committee is responsible for recommending to the Board those individuals it believes should be nominated for election or reelection as members of the Board. The Company's directors play an important role in guiding the Company's strategic direction and overseeing the management of the Company. Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, including particular experience in areas relevant to the Company's business activities, concern for the long-term interests of the stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. In determining individuals to recommend for nomination, the Committee will consider candidates recommended by stockholders, in addition to Committee-identified candidates. Stockholders wishing to recommend nominees for election at the 2007 Annual Meeting should provide all relevant background material for the candidate, including curriculum vitae, to the Chairman of the Committee, at the address of the Company, in advance of the date set forth herein for receipt of stockholder proposals for the 2007 Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

      Set forth below is information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of any class of voting securities of the Company, all directors (including nominees), the Named Executive Officers (as defined in "Executive Compensation - Summary Compensation Table") and all directors and executive officers of the Company as a group, as of February 24, 2006. The address of the officers and directors named in the following table is c/o SyntheMed, Inc., PO Box 219, Little Silver, NJ 07739 and of Phairson, Ltd. is 250 City Rd., London EC1V 2QQ, United Kingdom.

     Name and Address                    Shares of Common
   of Beneficial Owner                  Stock Beneficially       Percent
    or Number in Group                       Owned (1)           of Class
    ------------------                       ---------           --------

Phairson, Ltd.                             6,895,561 (2)          10.4%

Richard L. Franklin, MD                     3,125,000(3)           4.5%

Robert P. Hickey                            3,095,368(4)           4.4%

Eli Pines, Ph.D.                            1,494,914(5)           2.5%

Walter R. Maupay                              831,775(6)           1.2%

David G. P. Allan                             700,000(7)           1.0%

Edward A. Celano                              566,349(8)           0.8%

Barry R. Frankel                              270,000(9)           0.4%

All executive officers and directors      10,083,406(10)          13.5%
as a group (7 persons)

(1) Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and generally means the power to vote and/or dispose of the securities regardless of any economic interest therein. In accordance with such rules, shares beneficially owned includes shares that the named person has the right to acquire upon exercise of options and warrants, or upon conversion of convertible securities, within 60 days from February 24, 2006. All shares listed are beneficially owned, and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Represents shares held of record by wholly-owned subsidiaries of Phairson, Ltd.

(3) Represents shares of Common Stock issuable upon exercise of options that are currently exercisable.

(4) Includes 3,022,784 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(5) Represents shares of Common Stock issuable upon exercise of options that are currently exercisable.

(6) Includes 535,107 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(7) Includes 250,000 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(8) Includes 503,543 shares of Common Stock issuable upon exercise of options that are currently exercisable.

(9) Represents shares of Common Stock issuable upon exercise of options that are currently exercisable.

(10) Includes 9,401,348 shares of Common Stock issuable upon exercise of options that are currently exercisable.

                             EXECUTIVE COMPENSATION

      The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company during the fiscal years ended December 31, 2005, 2004 and 2003 to the Company's officers whose annual compensation exceeded $100,000 in fiscal 2005 (the "Named Executive Officers").

                                          Summary Compensation Table
                                                                                   Long Term
                                                                                  Compensation
                                                Annual Compensation                  Awards
                                          --------------------------------  ----------------------
                                                                                                        All
                                                                                   Securities          Other
  Name and Principal Capacities                                                    Underlying         Compen-
         in Which Served            Year         Salary          Bonus              Options          sation (1)
--------------------------------  -------  ----------------  -------------  ----------------------  -----------
Robert P. Hickey                    2005        $272,000       $30,000              500,000              $2,814
     President, CEO & CFO           2004        $249,000                            850,000              $2,614
                                    2003        $225,000                                                 $2,434

Eli Pines, Ph. D.                   2005        $200,000       $12,500              230,000
    Vice President and              2004        $187,000                            700,000
    Chief Scientific Officer        2003        $150,000(2)


(1) Represents premium payments for term life insurance for the benefit of the Named Executive Officer.

(2) Dr. Pines' employment with the Company commenced on March 1, 2003. If Dr. Pines had been employed for the full fiscal year of 2003, his salary would have been $180,000.


The following table sets forth certain information with respect to stock option grants during the year ended December 31, 2005 to the Named Executive Officers.


                                      Option/SAR Grants in Last Fiscal Year
                                               Individual Grants
                          ---------------------------------------------------------------------------------------------------
                              Number of Securities          % of Total Options
                                   Underlying              Granted to Employees         Exercise or Base         Expiration
         Name                  Options Granted (#)            in Fiscal Year            Price ($/Sh) (1)            Date
------------------------  ------------------------------  ------------------------  --------------------------  -------------
Robert P. Hickey                      167,000                      20.0%                      $0.36               4/22/12
                                      167,000                      20.0%                      $0.36               4/22/13
                                      166,000                      20.0%                      $0.36               4/22/14

Eli Pines                              77,000                       9.2%                      $0.36               4/22/12
                                       77,000                       9.2%                      $0.36               4/22/13
                                       76,000                       9.2%                      $0.36               4/22/14

(1) All options were granted with an exercise price equal to or above the fair market value of the Common Stock at the date of grant.

      The following table sets forth certain information with respect to stock option exercises by the Named Executive Officers during the year ended December 31, 2005 and the value of unexercised options at December 31, 2005.

                                           Aggregated Option/SAR Exercises in Last Fiscal Year
                                                     and Fiscal Year End Option/SAR Values

                                                                   Number of Securities               Value of Unexercised
                                                                  Underlying Unexercised              In-the-Money Options
                              Shares                          Options at Fiscal Year End (#)       at Fiscal Year End ($) (1)
                           Acquired on         Value       -------------------------------------- ------------------------------
          Name             Exercise(#)      Realized($)       Exercisable        Unexercisable     Exercisable   Unexercisable
------------------------- ---------------  --------------- -------------------  ----------------- -------------- ---------------
     Robert P. Hickey                N/A              N/A      2,856,117                 533,333   $ 362,365              N/A

        Eli Pines                    N/A              N/A      1,418,247                 353,333      74,188              N/A

--------------------------------------------------------------------------------------------------------------------------------

(1) Based upon the closing price of $0.41 per share of Common Stock on December 31, 2005, less the option exercise price.

      Employment and Related Agreements

            Pursuant to an employment agreement entered into in May 2001 and amended in May 2003, Robert P. Hickey is currently entitled to an annual base salary of $272,000 subject to adjustments for cost-of-living increases and other increases as determined by the Board. Mr. Hickey serves as President, CEO and CFO of the Company. As amended, the term of the agreement is scheduled to expire in May 2006, subject to automatic annual renewals absent six months' prior notice. In April 2005, the Board issued to Mr. Hickey a non-qualified stock option to purchase an aggregate of 500,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option vests in three equal annual installments commencing on the issuance date and is exercisable at a per share price of $0.36. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting. In May 2004, the Board issued to Mr. Hickey a non-qualified stock option to purchase an aggregate of 600,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option vests in three equal annual installments commencing on the issuance date and is exercisable at progressive per share prices per installment of $0.45, $0.55 and $0.65, respectively. In April 2004, the Board issued to Mr. Hickey a non-qualified stock option to purchase an aggregate of 250,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option is exercisable at $0.43 per share, vests in full on the issuance date and expires seven years from the vesting date. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting.

            If Mr. Hickey dies, is terminated for cause, voluntarily resigns other than for Good Reason, as such term is defined in the agreement, or is unable to perform his duties on account of death or disability and the agreement is terminated, he or his legal representative shall receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred. If Mr. Hickey's employment is terminated for any other reason by the Company or if Mr. Hickey resigns for Good Reason during the term of the agreement, Mr. Hickey will receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred plus severance pay equal to twelve months of salary. The amount of the severance pay was increased from six months to twelve months in May 2003. The agreement with Mr. Hickey contains confidentiality and non-competition provisions.

            Under the foregoing employment agreement, the Company is required to obtain life insurance coverage on the life and for the benefit of Mr. Hickey in an amount equal to twice the amount of his base salary then in effect. Mr. Hickey will also have the right to participate in all group insurance, hospital, dental, major medical and disability benefits, stock option plans and other similar benefits afforded to executives.

            In March 2003, the Company entered into an employment agreement with Eli Pines, Ph.D., pursuant to which Dr. Pines currently receives an annual base salary of $200,000 subject to adjustments for cost-of-living increases and other increases as determined by the Board. Dr. Pines serves as Vice President of Research and Chief Scientific Officer of the Company. The term of Dr. Pines' employment agreement is for a period of three years and is automatically renewed on an annual basis absent three months prior written notice.

         If Dr. Pines dies, is terminated for cause, voluntarily resigns other than for Good Reason, as such term is defined in the agreement, or is unable to perform his duties on account of death or disability and the agreement is terminated, he or his legal representative shall receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred. If Dr. Pines' employment is terminated for any other reason by the Company or if Dr. Pines resigns for Good Reason during the term of the agreement, Dr. Pines will receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred plus severance pay equal to six months of salary. The agreement with Dr. Pines contains confidentiality and non-competition provisions. Dr. Pines will have the right to participate in all group insurance, hospital, dental, major medical and disability benefits, stock option plans and other similar benefits afforded to executives.

         Dr. Pines had previously been providing consulting services to the Company at the rate of $4,000 per month when the consulting arrangement began in August 2001 and at the rate of $8,000 per month from January 2002 to February 2003. In April 2005, the Board issued to Dr. Pines a non-qualified stock option to purchase an aggregate of 230,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option vests in three equal annual installments commencing on the issuance date and is exercisable at $0.36 per share. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting. In May 2004, the Board issued to Dr. Pines a non-qualified stock option to purchase an aggregate of 600,000 shares of Common Stock under the Company's 2001
Non-Qualified Stock Option Plan. The option vests in three equal annual installments commencing on the issuance date and is exercisable at progressive per share prices per installment of $0.45, $0.55, and $0.65, respectively. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting. In April 2004, the Board issued to Dr. Pines a non-qualified stock option to purchase an aggregate of 100,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option is exercisable at $0.43 per share, vests in full on the issuance date and expires seven years from the vesting date.

      Director Compensation

            All directors of the Company are reimbursed for reasonable expenses incurred by them in acting as a director or as a member of any committee of the Board. All outside directors are entitled to receive $1,000 for attendance in person at each meeting of the Board and $500 for participation in each teleconference meeting of the Board. In April 2005, the Board modified the annual stock-based compensation for outside directors whereby the Chairman would receive an option grant of 125,000 shares (Dr. Franklin, as Chairman did not previously receive an annual grant) and the annual grants of options to all other outside directors was established at the following levels: the grant for Board membership was increased to 85,000 shares from 75,000 shares; the grant for chairing a Board committee was increased to 30,000 shares from 25,000 shares and the grant for membership on a Board committee was maintained at 10,000 shares. All grants would continue to be made on the occasion of the Company's Annual Meeting of Stockholders. Each new outside director is entitled to receive an initial grant of 50,000 shares on the occasion of his/her election to the Board. Each of the foregoing option grants is to be made with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant.

            In April 2005, the Board issued to Dr. Franklin and Messrs. Celano, Frankel and Maupay non-qualified stock options to purchase an aggregate of 125,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. In April 2005, the Board issued to Mr. Allan a non-qualified stock option to purchase an aggregate of 105,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. All options are exercisable at $0.36 per share, vest in full on the issuance date and expire seven years from the vesting date.

      Securities Authorized For Issuance Under Equity Compensation Plans

            The following table summarizes, as of December 31, 2005, certain information concerning equity compensation plans for employees and directors of and consultants to the Company:


                                  Number of securities to be
                                    issued upon exercise of         Weighted average exercise        Number of securities
                                 outstanding options, warrants     price of outstanding options,    remaining available for
       Plan Category                      and rights                   warrants and rights             future issuance
---------------------------------------------------------------------------------------------------------------------------
                                              (a)                              (b)                           (c)
                                -------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                   0                               N/A                          0

Equity compensation plans not
approved by security holders               12,081,000                         $0.31                      336,000
                                -------------------------------------------------------------------------------------------

Total                                      12,081,000                         $0.31                      336,000
                                ===========================================================================================

            777,000 fully vested options have been granted to ten individuals pursuant to the Company's 2000 Non-Qualified Stock Option Plan at exercise prices ranging from $0.023 to $1.4375 per share and with termination dates ranging from December 27, 2006 to April 22, 2014. Of these, the Company granted options to directors and officers as follows: 151,000 shares to Mr. Hickey, 72,000 shares to Mr. Celano and 87,000 shares to Mr. Maupay.

            9,727,000 options have been granted to thirteen individuals pursuant to the Company's 2001 Non-Qualified Stock Option Plan at exercise prices ranging from $0.12 to $0.65 per share and with termination dates ranging from June 6, 2008 to April 22, 2014. Of the total options issued, 8,726,000 are vested, 276,000 vest on April 22, 2006, 400,000 vest on May 24, 2006, 50,000 vest on
September 12, 2006 and 275,000 vest on April 22, 2007. Of these, the Company granted options to directors and officers as follows: 2,850,000 shares to Mr. Hickey, 1,630,000 shares to Dr. Pines, 250,000 shares to Mr. Allan, 360,000 shares to Mr. Celano, 270,000 shares to Mr. Frankel, 3,125,000 shares to Dr. Franklin and 385,000 shares to Mr. Maupay.

            1,577,000 fully vested options have been granted to fifteen individuals pursuant to other agreements at exercise prices ranging from $0.05 to $4.00 and with termination dates ranging from March 5, 2006 to May 29, 2007. Of these, the Company granted options to directors and officers as follows:
388,000 shares to Mr. Hickey, 142,000 shares to Dr. Pines, 71,000 shares to Mr. Celano and 62,000 shares to Mr. Maupay.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

            The Audit Committee is comprised of three directors, all of whom are independent within the meaning of the rules of the Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis.

            The primary focus of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America.

            The Committee serves an oversight role to the Board of Directors in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Committee's members in business, financial and accounting matters. The Committee members are not professional auditors and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm nor can the Committee certify that the independent registered public accounting firm are "independent" under applicable laws.

            In this context, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2005. Management represented to the Audit Committee that said financial statements were prepared in accordance with generally accepted accounting principles, which was affirmed by the Company's independent registered public accounting firm, Eisner LLP. The Audit Committee has discussed with Eisner LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committee."

            The Audit Committee has received and reviewed the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Eisner LLP the firm's independence.

            Based on the aforementioned actions, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

            Submitted  by  the  Audit   Committee  of  the  Company's  Board  of
Directors:

                                          Edward A. Celano, Chairman
                                          David G. P. Allan
                                          Richard L. Franklin, MD

      Audit and Other Fees

            The following table summarizes fees billed to the Company by Eisner LLP for 2005 and 2004:


                                                  2005              2004
                                                  ----              ----

            Audit Fees                          $62,000           $35,000
                                                -------           -------
            Audit-related Fees                        0                 0
                                                -------           -------
            Tax Fees                                  0                 0
                                                -------           -------
            Other Fees                                0                 0
                                                -------           -------

            Audit fees include fees for the annual audit and review of financial statements included in that year's Form 10-QSB filings, as well as fees for any other services normally provided by the principal accountant in connection with statutory or regulatory filings, including SEC filings, or engagements.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            The Company believes that all reports required to be filed during 2005 by the Company's executive officers, directors and beneficial owners of 10% or more of the Company's Common Stock, pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, were timely filed, except that Mr. Maupay filed a Form 4 report one day late with respect to an option grant made pursuant to Rule 16b-3.

                                 PROPOSAL NO. 3
                            AUTHORIZED SHARE INCREASE

      General

            The Board of Directors has unanimously adopted a resolution to submit to stockholders a proposal to amend the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 150,000,000. The Board determined that such an amendment is necessary to ensure a continued adequate supply of authorized Common Stock for future issuance.

            The full text of Paragraph I of Article Fourth of the Company's Restated Certificate of Incorporation, if amended as proposed, would read as follows:

            FOURTH: I. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Fifty Five Million (155,000,000) shares, consisting of (i) One Hundred Fifty Million (150,000,000) shares of Common Stock, par value $.001 per share ("Common Stock"), and
            (ii) Five Million (5,000,000) shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

            The terms of the additional shares of Common Stock will be identical to those of the currently outstanding Common Stock. Because stockholders have no preemptive rights to purchase any additional shares of Common Stock which may be issued, the issuance of additional shares would likely reduce the percentage interest of current stockholders in the total outstanding shares. The Charter Amendment Proposal will not increase the number of shares of Preferred Stock authorized. The relative rights and limitations of the Common Stock and Preferred Stock would remain unchanged under the Charter Amendment Proposal.

      Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

            If approved by the Company's stockholders, the Charter Amendment Proposal would increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 150,000,000. The additional 50,000,000 shares, if and when issued, would have the same rights and privileges as the outstanding shares of Common Stock. The Company would be able to issue these shares for any valid corporate purpose that the Board of Directors deems advisable.

            As of February 24, 2006, the Company had 66,596,000 shares of Common Stock outstanding, 12,081,000 shares of Common Stock reserved for issuance upon exercise of outstanding stock options and 544,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants.

            The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure an adequate supply of authorized and unissued shares for the raising of additional capital for the operations of the Company as well as for other valid corporate purposes. The Company is seeking to raise additional capital, which the Company anticipates funding through existing authorized Common Stock. Beyond that, however, the Company anticipates requiring additional authorized shares to fund its capital requirements. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Company's Certificate of Incorporation, its By-laws or applicable law.

            Although the Company's Board of Directors will authorize the issuance of additional Common Stock based on its judgment as to the best interests of the Company and it's stockholders, future issuance of Common Stock could have a dilutive effect on existing stockholders. Common stockholders are not now, and will not be entitled to preemptive rights to purchase shares of any authorized Common Stock if additional shares are issued later. In addition, the issuance of additional shares of Common Stock could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock.

                      Effective Date of Proposed Amendment;
                    Recommendation of the Board of Directors

      If the Charter Amendment Proposal is approved, it will become effective upon the filing by the Company of a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Delaware Secretary of State, which is expected to be done as soon as practicable after stockholder approval is obtained.

The Board of Directors recommends that stockholders vote "FOR" the Authorized Share Increase Proposal.

                                 PROPOSAL NO. 4
                              APPROVAL OF 2006 PLAN

      General

            The Board of Directors has unanimously adopted a resolution to submit to stockholders a proposal to approve the adoption of the Company's 2006 Stock Option Plan ("2006 Plan"). The 2006 Plan provides for the grant of stock options to eligible participants.

            The Board views the ability to grant stock options to current and future employees and other eligible plan participants as an important part of the participants' compensation. Providing an opportunity to participate in ownership of equity in the Company is viewed as an important factor in the Company's ability to attract and retain highly qualified professionals at all levels of responsibility.

            There are presently 336,000 shares of common stock available for issuance pursuant to options that may be granted in the future under the Company's existing option plans. The Company is not authorized to grant options designated as "incentive stock options" under its existing option plans. Approval by the shareholders of the 2006 Plan would give the Company the ability to grant "incentive stock options" to employees under the 2006 Plan.

            Individuals eligible to receive option grants under the 2006 Plan include directors, officers, employees and consultants of the Company or any subsidiary, as well as such other persons whose participation in the Plan is determined to be in the best interests of the Company. As of March 1, 2006, there were five directors, two executive officers and one employee (other than executive officers) who would be eligible to receive option grants under the 2006 Plan.

            The 2006 Plan will become effective upon shareholder approval and will terminate ten years later unless sooner terminated.

      Summary of the 2006 Plan

          The following summarizes the essential features of the 2006 Plan. This summary is qualified in its entirety by reference to the proposed 2006 Plan, attached hereto as Appendix B.

       Purpose

            The purpose of the 2006 Plan is to enhance the Company's ability to attract and retain qualified directors, employees and other persons, and to motivate such persons to devote maximum efforts to the success of the Company. The Company believes that by providing an opportunity to acquire an equity interest in the Company, the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

            Proceeds received by the Company from the exercise of options under the 2006 Plan are to be used for general corporate purposes.

      Options

            The 2006 Plan provides for the grant of stock options, which may be designated as either "incentive stock options" ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section. The exercise price for ISOs granted to a 10% shareholder cannot be less than 110% of the fair market value of the shares underlying the option on the date of grant. The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a 10% shareholder). Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which ISOs are granted, exercisable for the first time by an individual during any calendar year, shall not exceed $100,000. To the extent ISOs are granted in excess of that amount, they will generally be treated as non-qualified options. Fair market value under the 2006 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days, as determined by the Committee (defined below under "Administration"). The exercise price shall be paid in cash or its equivalent or by other means approved by the Committee or such officer to whom it may delegate such authority, which may include, among other methods, delivery of previously acquired shares of Company Stock (alone or in combination with cash) and broker-assisted cashless exercise. No shares of Company Stock will be issued upon exercise of an Option until the exercise price is fully paid and any required tax withholding is made.

      Shares Available for Issuance

            An aggregate of 5,000,000 shares of Common Stock may be issued pursuant to options granted under the Plan. The shares available under the Plan may be authorized but unissued shares or reacquired shares, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for purposes of the Plan.

            The number of shares that may be issued under the 2006 Plan and the number of shares subject to outstanding options thereunder and the exercise price thereof are subject to automatic proportionate adjustment upon the occurrence of stock dividends, stock splits and reverse stock splits. The Board has discretion to make similar adjustments, as well as adjustments to the kind of shares issuable upon exercise of options, to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations. Upon the occurrence of such events, the Board may also cause any outstanding option to be cancelled in consideration of a cash payment or alternate option made to the holder of such cancelled option equal in value to the fair market value of such cancelled option.

      Administration

            The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board, all of whom shall be "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In the alternative, and if the Board deems it desirable, the Plan may be administered by the entire Board, in which case all references herein to "Committee" shall be deemed to refer to the entire Board.

            The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) condition grants on the individual's execution of a non-compete, non-disclosure or other agreement deemed appropriate by the Committee, and (v) deal with any other matters arising under the Plan.

       Eligibility for Participation

            Options designated as non-qualified options may be granted to directors, officers, employees and consultants of the Company or any subsidiary, as well as such other persons whose participation in the 2006 Plan the Committee determines to be in the best interests of the Company. Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

      Transferability of Options

            A grantee may not assign, pledge or otherwise transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. Notwithstanding the foregoing, ISOs are not transferable otherwise than by will or the laws of descent and distribution. Except for permitted transfers, options are generally exercisable only by the grantee or the grantee's legal representative.

      Termination of Employment

            Options may only be exercised while the grantee is employed by or otherwise retained to provide services to the Company or a subsidiary, except that options may generally be exercised for limited periods following termination of employment or services under circumstances other than those involving "for cause" termination by the Company. Except in the case of "for cause" termination by the Company or voluntary termination by the grantee, vesting of options is generally accelerated upon termination of employment or services. Vesting is also accelerated upon the occurrence of a change in control of the Company (as defined in the 2006 Plan).

            Notwithstanding the foregoing, the Committee shall have authority, exercisable in its sole discretion, to determine at the time of option grants the extent to which any grantee shall have the right to exercise options following termination of the grantee's employment or provision of services to the Company or its subsidiaries. Such provisions, which may include, without limitation, the timing of post-termination vesting and period of exercisability, shall be determined in the sole discretion of the Committee, shall be included in the Option Instrument provided to each grantee, need not be uniform among all options issued under the 2006 Plan, may reflect distinctions based on the reasons for termination and may differ from the vesting and exercisability provisions otherwise provided in the 2006 Plan.

      Amendment and Termination of the 2006 Plan

            The Committee may amend or terminate the 2006 Plan or any option instrument granted thereunder at any time; provided, however, notwithstanding any other provision of the 2006 Plan or any option instrument, no such amendment shall, without shareholder approval, increase the total number of shares authorized for issuance pursuant to options that may be granted under the 2006 Plan, and no amendment or termination shall adversely affect in any material way any option previously granted under the 2006 Plan, without the written consent of the grantee holding such option, except as may be required by law. Notwithstanding the foregoing, no amendment of the 2006 Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or applicable stock exchange or securities association rule.

            The 2006 Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, which is anticipated to be the date of shareholder approval, unless it is terminated earlier by the Committee.

      Material Federal Income Tax Considerations

            The following is a brief summary of the principal federal income tax consequences of grants under the 2006 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

      Incentive Options

            Unless the stockholders approve the 2006 Plan, the Company will be unable to issue ISOs. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases triggers liability for the alternative minimum tax.

              Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

            If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant (a "disqualifying disposition"), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

      Nonqualified Options

            In general, an optionee does not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the non-qualified stock option on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

      Withholding Taxes

            Grants made to participants under the 2006 Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

      New Plan Benefits

            Because benefits under the 2006 Plan will primarily depend on the Committee's actions and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees and eligible participants if the 2006 Plan is approved by the shareholders. As described under "Executive Compensation - Director Compensation", the Company grants stock options to its outside directors annually in partial compensation for their services. The Company anticipates continuing to do so under the 2006 Plan. Had the 2006 Plan been in effect during 2005, and had all option grants made in 2005 been made under the 2006 Plan, set forth below is a table summarizing the Plan benefits that would have been received by or allocated to the listed individuals and groups.

Name and Postion                Dollar Value ($) (1)      Number of Units (2)
----------------                --------------------      -------------------
Robert P. Hickey,
  President, CEO & CFO                         205,000                500,000

Eli Pines, Ph. D.,
 Vice President and Chief
 Scientific Officer                             94,300                230,000

Executive Group                                299,300                730,000

Non-Executive Director Group                   248,000                605,000

Non-Executive Employee Group                    41,000                100,000

(1) Based upon the closing price of $0.41 per share of Common Stock on December 31, 2005, less the option exercise price.
(2) Represents shares of Common Stock underlying options. All options were granted with an exercise price equal to or greater than fair market value of the underlying stock on the date of grant.

            On February 24, 2006, the closing price of the Common Stock was $0.80.

      Board of Directors' Recommendation

            The Board believes that the approval of the 2006 Plan is essential to the Company's success in attracting, retaining and motivating people whose skills and performance are critical to the Company's success. Accordingly, the Board recommends that stockholders vote "FOR" the 2006 Plan Proposal.

                                 PROPOSAL NO. 5
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Audit Committee has recommended, and the Board of Directors has approved, the reappointment of Eisner LLP, an independent registered public accounting firm, as the independent auditors of the Company to audit the financial statements of the Company for the current fiscal year. The Company has requested that a representative of Eisner LLP attend the Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders.

                                  OTHER MATTERS

            The Board is not aware of any matters not set forth herein that may come before the Meeting. If, however, further business properly comes before the Meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

                    STOCKHOLDER PROPOSALS AND COMMUNICATIONS

      Proposals for the 2007 Annual Meeting

            Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 2007 Annual Meeting of Stockholders, such proposals must be received by the Company not later than November 1, 2006. Proposals should be directed to the attention of the Secretary of the Company.

      Communications with the Board of Directors

            The Board of Directors provides a process for stockholders to send communications to the Board or any of the directors. Stockholders may send written communications to the Board or any of the directors c/o Secretary, SyntheMed, Inc., PO Box 219, Little Silver New Jersey 07739. All communications will be collected and submitted to the Board or the individual directors on a periodic basis.

                                  ANNUAL REPORT

            The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 accompanies this Proxy Statement. The Annual Report on Form 10-KSB does not constitute a part of the proxy soliciting material.

                                   ETHICS CODE

            The Company has adopted a Code of Business Conduct applicable to its employees, officers and directors. The Code is intended to comply with requirements of the Securities and Exchange Commission's rules. Copies of the Code may be obtained by stockholders, free of charge, by mailing a request to the Company's Secretary.

             ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORTS

         Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Choosing this option will save the Company the cost of producing and mailing these materials. If you hold your shares through a bank, broker or other nominee, please refer to the information provided by the institution that holds your shares and follow that institution's instructions on how to elect to view future proxy statements and annual reports over the Internet. If you choose to view future proxy statements and annual reports over the Internet, next year you will receive an e-mail with instructions on how to view those materials and vote. Your election will remain in effect until you revoke it. Due to technical constraints at the Company's transfer agent, record shareholders are not yet able to elect this option.


                                       By order of the Board of Directors,
                                       Richard L. Franklin, MD
                                       Chairman

Dated: March 10, 2006

Appendix A

                             PROPOSED AMENDMENTS TO
                RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS
                       TO CLASSIFY THE BOARD OF DIRECTORS

      If stockholders approve Proposal No. 1 in the attached proxy statement, the following shall be added as a new numbered subsection (i) in the Restated Certificate of Incorporation of the Company at the end of Article SEVENTH thereof and (ii) in the By-laws of the Company at the end of Section 3.1 thereof, with an introductory clause in the By-laws stating, "Notwithstanding anything to the contrary contained herein" :

      The Board of Directors shall be divided into three classes, enumerated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors, with the term of office of the directors of one class expiring each year. Each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2007, the directors first elected to Class II shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2008, and the directors first elected to Class III shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2009.

      In the event of any change in the authorized number of directors, the Board of Directors shall apportion any newly created directorships to, or reduce the number of directorships in, such class or classes as shall, so far as possible, equalize the number of directors in each class. Any additional director of any class elected by the Board of Directors to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class. In no case shall a decrease in the number of directorships for a class shorten the term of an incumbent director. The Board of Directors may elect a director to fill a vacancy resulting from the death, resignation, retirement, disqualification or removal from office of a director, and such director shall have the same remaining term as that of his or her predecessor. Each director shall serve for a term continuing until the annual meeting of stockholders at which the term of the class to which he or she was elected expires and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

      Notwithstanding any other provision of law, the Restated Certificate of Incorporation or By-laws of the Corporation, (and notwithstanding the fact that a lesser percentage may be specified by law or otherwise), the affirmative vote of the holders of at least two-thirds (2/3) of the then outstanding shares of stock entitled to vote in the annual election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this [subsection]; provided, however, that the foregoing clause shall not apply to, and such two-thirds (2/3) vote shall not be required for, any such action approved by at least two-thirds (2/3) of the members of the Board of Directors.

Appendix B
                                 SYNTHEMED, INC.
                             2006 STOCK OPTION PLAN

The purpose of the SyntheMed, Inc.2006 Stock Option Plan (the "Plan") is to enhance the ability of SyntheMed, Inc. (the " Company") and its subsidiaries to attract and retain qualified directors, employees and other persons, and to motivate such persons to devote maximum efforts to the success of the Company. The Company believes that by providing an opportunity to acquire an equity interest in the Company, the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. To this end, the Plan provides for the grant of stock options, which includes incentive stock options as well as non-qualified stock options.

1.    ADMINISTRATION

      (a) Committee. The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board of Directors of the Company (the "Board"), all of who shall be "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In the alternative, and if the Board deems it desirable, the Plan may be administered by the entire Board. In such event, all references herein to "Committee" shall be deemed to refer to the entire Board, and the requirements of this Section 1(a) relating to "non-employee directors" shall not be applicable.

      (b) Committee  Authority.  The Committee  shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) condition grants on the individual's execution of a non-compete, non-disclosure or other agreement deemed appropriate by the Committee, and (v) deal with any other matters arising under the Plan.

      (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.    OPTIONS

      Options granted pursuant to the Plan ("Options") shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options which are not intended to meet the requirements of such Section, the designation to be in the sole discretion of the Committee. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically on the date of such failure to continue to meet the requirements of Section 422 of the Code without further action by the Committee.

      All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Option Instrument") or an amendment to the Option Instrument. The Committee shall approve the form and provisions of each Option Instrument. Options need not be uniform as among the grantees.

3.    SHARES SUBJECT TO THE PLAN

      (a) Shares Authorized. Subject to adjustment as provided below, an aggregate of 5,000,000 shares of common stock of the Company may be issued pursuant to Options granted under the Plan. The Company's common stock, together with any other securities that may become issuable upon exercise of Options, is referred to herein as "Company Stock". The shares available under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

      (b) Adjustments.

            (i) In the event of a stock dividend, stock split or reverse stock split with respect to Company Stock, the number of shares with respect to which Options may be granted under the Plan, the number of shares subject to outstanding Options and the exercise price thereof shall be automatically adjusted proportionately, without action by the Committee, which adjustments may be evidenced by written addenda to the Plan and Option Instruments prepared by the Company and, concerning Options designated as incentive stock options, shall be in accordance with Regulations (defined below). If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a spin off, recapitalization, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or
(iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of outstanding Options may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            (ii) Subject to the provisions of Article 11, without affecting the number of shares of Company Stock reserved or available hereunder, the Board may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a "Reorganization") upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Board may cause any Option outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Option made to the holder of such cancelled Option equal in value to the fair market value of such cancelled Option.

            (iii) Any adjustments determined by the Committee shall be final, binding and conclusive.

4.    ELIGIBILITY FOR PARTICIPATION

      Options designated as incentive stock options may be granted only to employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations") and must be granted within 10 years from the date the Plan was approved by the Board or the stockholders, whichever is earlier. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non qualified options may be granted to directors, officers, employees and consultants of the Company or any subsidiary, as well as such other persons whose participation in the Plan the Committee determines to be in the best interests of the Company, whether or not otherwise employees of the Company.

      In determining the eligibility of an individual to be granted an Option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

5.    RESTRICTIONS ON INCENTIVE STOCK OPTIONS

      Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

      (a) Limitation on Number of Shares. Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted, (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently in the same calendar year, shall be treated as a non qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

      (b) Ten Percent (10%) Shareholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

            (i) The option price per share subject to such incentive stock options shall be not less than 110 % of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 6(e) hereof shall apply; and

            (ii) The incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

      (c) Limit of Exercisability. Except in the case of Termination for Cause, Termination Due to Disability or termination Due to Death, as such terms are defined in Section 6.(d), the Grantee's right to exercise incentive stock options is limited to ninety days from the date of Termination.

              (d) Other. The terms of any incentive stock option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. To the extent any of the provisions included in the Plan or Option Instrument are meant to comply with such provisions but are inconsistent therewith, the provisions of the Plan or Option Instrument, as the case may be, shall be construed to be consistent with such provisions.

6.    GRANT OF OPTIONS

      (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Options to eligible participants.

      (b) Exercise Price.

            (i) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee.

            (ii) Option Term. The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant.

      (c) Exercisability of Options. Options shall become exercisable as determined by the Committee and set forth in the Option Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

      (d) Termination of Employment.

      Except as provided below, an Option may only be exercised while the Grantee is employed by or otherwise retained to provide services to the Company or its subsidiaries.

            (i) Termination Without Cause. In the event that a Grantee's employment or service is terminated by the Company for any reason other than "disability", death, or for "cause" (collectively, a "termination without cause"), except as stipulated in Section 5.(c),any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the ensuing one year period, except in the case of termination during the first year of an Option's term, in which case the exercise period shall continue for two years after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

            (ii) Termination For Cause. In the event the Grantee's employment or service is terminated by the Company for "cause", any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

            (iii) Termination Due to Disability. In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate on the earlier to occur of the first anniversary thereof or the date of expiration of the Option term, unless and to the extent exercised prior thereto.

            (iv) Termination Due to Death. If the Grantee dies while employed by or providing service to the Company, any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate on the later to occur of the first anniversary thereof or six months after the probate of the Grantee's estate, but in any event no later than the date of expiration of the Option term.

            (v) Voluntary Termination. In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, except as stipulated in 5.(c), any Option which is otherwise then exercisable by the Grantee shall terminate on the six month anniversary thereof, except in the case of termination during the first year of an Option's term, in which case the exercise period shall continue for one year after the date on which the Grantee's employment with or service to the Company is terminated, in either case unless the Committee determines otherwise, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

            (vi) Termination Without Cause Upon a Change of Control. Notwithstanding the provisions of Section 6(d)(i) above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, except as stipulated in Section 5.(c), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

            (vii) For purposes of this Section 6(d):

                  (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

                  (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                  (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

            (viii) Notwithstanding the foregoing, the Committee shall have authority, exercisable in its sole discretion, to determine at the time of Option grants the extent to which any Grantee shall have the right to exercise Options following termination of the Grantee's employment or provision of services to the Company or its subsidiaries. Such provisions, which may include, without limitation, the timing of post-termination vesting and period of exercisability, shall be determined in the sole discretion of the Committee, shall be included in the Option Instrument provided to each grantee, need not be uniform among all Options issued under the 2006 Plan, may reflect distinctions based on the reasons for termination and may differ from the vesting and exercisability provisions otherwise provided in the 2006 Plan.

      (e) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company accompanied by payment in full of the Exercise Price. The exercise price shall be paid in cash or its equivalent or by other means approved by the Committee or such officer to whom it may delegate such authority, which may include, among other methods, delivery of previously acquired shares of Company Stock (alone or in combination with cash) and broker-assisted cashless exercise. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required tax withholding is made.

      For purposes of this Plan, if the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq markets, the last reported sale price thereof on the relevant date, the preceding or succeeding trading day or an average of trading days, as determined by the Committee in its sole discretion or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, the preceding or succeeding trading day or an average of trading days, as determined by the Committee in its sole discretion, as reported by such reporting service acceptable to the Committee in its sole discretion. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

7.    WITHHOLDING OF TAXES


      (a) Required Withholding. All non-qualified options under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other compensation payable by the Company the amount of any withholding taxes due with respect to such Options.

      (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

8. TRANSFERABILITY OF OPTIONS

      (a) Nontransferability of Options. Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not assign, pledge or otherwise transfer Options except
(i) by will, (ii) by the laws of descent and distribution, (iii) to the Company as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights.

      Notwithstanding the foregoing, incentive stock options shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the participant's lifetime only by such participant or the participant's guardian or legal representative. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

9.    CHANGE OF CONTROL OF THE COMPANY

      As used herein, a "Change of Control" shall be deemed to have occurred if:

      (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

      (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

      (c) After the effective date of the Plan, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period or who were directors on the effective date of this Plan.

10.   CONSEQUENCES OF A CHANGE OF CONTROL (a) Notice and Acceleration.

            (i) Upon a Change of Control, the Company shall provide each Grantee who holds outstanding Options written notice of the Change of Control.

            (ii) Upon a Change of Control, each outstanding Option shall become one hundred percent vested and fully exercisable.

            (iii) Notwithstanding the foregoing, a Grantee shall be eligible to exercise Options both before and after a Change of Control to the full extent otherwise permitted under the Plan.

      (b) Assumption of Options. Upon a Change of Control described in Section 8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

      (c) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

11.   AMENDMENT AND TERMINATION OF THE PLAN

      (a) Amendment. The Committee may amend or terminate the Plan and any Option Instrument at any time; provided, however, notwithstanding any other provision of the Plan or any Option Instrument, (i) no such amendment shall increase the total number of shares authorized for issuance pursuant to Options that may be granted under the Plan except as provided in Section 3(b) unless approved by the stockholders of the Company and (ii) no such amendment or termination shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Grantee holding such Option, unless the Committee acts under Section 18(b). Termination of the Plan shall not impair the power and authority of the Committee with respect to any outstanding Option. Notwithstanding the foregoing, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or applicable stock exchange or securities association rule.

      (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Committee.

      (c)  Adjustment  of Options  Upon the  Occurrence  of  Certain  Unusual or
Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Grantees under the Plan.

      (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

12.   FUNDING OF THE PLAN

      This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of shares with respect to Options under this Plan.

13.   RIGHTS OF PARTICIPANTS

      Nothing in this Plan shall entitle any Eligible Individual or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by, in the employ of or provide services to the Company or any other employment or service rights.

14.   NO FRACTIONAL SHARES

      No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

15.   REQUIREMENTS FOR ISSUANCE OF SHARES

      No Company Stock shall be issued in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

16.   HEADINGS

      Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.   EFFECTIVE DATE OF THE PLAN

      The Plan shall be effective on April 25, 2006.

18.   MISCELLANEOUS

      (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Options granted to employees, agents or consultants thereof who otherwise become eligible participants under the Plan, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant an Option to employees, agents, and consultants of another corporation who become employees, agents or consultants of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option grant made by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

      (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

      (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

      (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Instruments issued under the Plan shall exclusively be governed by the law of the State of Delaware, without giving effect to the conflicts of laws provision thereof.

                                 SYNTHEMED, INC.
                                   PO Box 219
                             Little Silver, NJ 07739

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 25, 2006

           This Proxy is solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Robert Hickey and Eli Pines, PhD, and each of them, (with full power to act without the other), as proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Eisner LLP, 750 Third Ave., New York, NY 10017 on April 25, 2006 at 9:00 a.m. and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side:

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                 SYNTHEMED, INC.

                                 APRIL 25, 2006

    [down arrow] Please Detach and Mail in the Envelope Provided [down arrow]

         PLEASE MARK YOUR
/X/      VOTES AS IN THIS
         EXAMPLE
                                                                                       FOR        AGAINST        ABSTAIN

1.       To  approve an  amendment  to the  Company's  Restated  Certificate  of       / /          / /             / /
         Incorporation  and  By-Laws  providing  for the  classification  of the
         Company's  Board of  Directors  into three  classes of  directors  with staggered  terms of office,  and requiring a two-thirds  super-majority stockholder vote for any subsequent amendments thereto, unless approved by at least two-thirds of the directors.

         FOR all nominees          WITHHOLD AUTHORITY           NOMINEES: David G.P. Allan
         Listed at right (except   to vote for all nominees               Edward A. Celano
         as marked to the          listed at right                        Barry R. Frankel
         contrary below)                                                  Richard L. Franklin, MD
                                                                          Robert P. Hickey
                                                                          Walter R. Maupay, Jr.
2.       Election of    / /               / /
         Directors.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

---------------------------------------------------------------------------------------------------------------------------

                                                                                       FOR        AGAINST        ABSTAIN

3.       To  approve an  amendment  to the  Company's  Restated  Certificate  of       / /          / /             / /
         Incorporation  increasing  the  number of  authorized  shares of Common
         Stock from 100,000,000 to 150,000,000.

4.       To approve the Company's 2006 Stock Option Plan.                              / /          / /             / /

5.       To ratify the appointment of Eisner LLP as the independent registered
         public accounting firm of the Company.                                        / /          / /             / /

6. In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting.

         The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal 1, FOR the election of the nominees and FOR Proposals 3, 4 and 5. On any other matters that may come before the Meeting the proxy will be voted in the discretion of the above-named persons.

SIGNATURE _____________________________        _______________________________  DATED__________, 2006
                                                  SIGNATURE IF HELD JOINTLY

Note: (Please date, sign as name appears above and return promptly. If the Shares are registered in the names of two or more persons, each should sign.
When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or
Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)
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